                                 AMENDMENT NO. 4

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated July 2, 1998, as amended September 20, 2001, April 29, 2002 and June 1, 2003, by and among AIM Variable Insurance Funds, a Delaware Trust, A I M Distributors, Inc., a Delaware Corporation, Hartford Life Insurance Company, a Connecticut life insurance company, Hartford Life and Annuity Insurance Company, a Connecticut life insurance company and Hartford Securities Distribution Company, Inc., a Connecticut corporation, is hereby amended as follows:

Schedules A & B to the Agreement are hereby deleted and replaced in their entirety with the following:

                                   SCHEDULE A

                                            SEPARATE ACCOUNTS           CONTRACTS FUNDED BY
FUNDS AVAILABLE UNDER THE POLICIES         UTILIZING THE FUNDS         THE SEPARATE ACCOUNTS
----------------------------------      -------------------------   ---------------------------
          (SERIES I SHARES)
AIM V.I. Aggressive Growth Fund         -    Hartford Life          -    Nations Variable
                                             Separate Account Two        Annuity Contract
AIM V.I. Basic Value Fund
                                        -    Hartford Life          -    Nations Outlook
AIM V.I. Blue Chip Fund                      Separate Account            Variable Annuity
                                             Seven                       Contract
AIM V.I. Capital Appreciation Fund
                                        -    Hartford Life and      -    Hartford Leaders
AIM V.I. Dent Demographic Trends Fund        Annuity Separate            Variable Annuity
                                             Account Seven               Contract
AIM V.I. Government Securities Fund
                                        -    Hartford Life          -    Hartford Leaders
AIM V.I. High Yield Fund                     Separate Account VL         Outlook Variable
                                             I                           Annuity Contract
AIM V.I. International Growth Fund
                                        -    Hartford Life          -    Hartford Leaders
AIM V.I. Mid Cap Core Equity Fund            Separate Account VL         Access Variable
                                             II                          Annuity Contract
AIM V.I. Premier Equity Fund
                                        -    Hartford Life and      -    Hartford Leaders Edge
AIM V.I. Small Cap Equity Fund               Annuity Separate            Variable Annuity
                                             Account VL I                Contract

                                        -    Hartford Life and      -    Hartford Leaders Plus
                                             Annuity Separate            Variable Annuity
                                             Account VL II               Contract

                                                                    -    Hartford Leaders Elite
                                                                         Variable Annuity
                                                                         Contract

                                                                    -    Hartford Leaders Elite
                                                                         Plus Variable Annuity
                                                                         Contract

                                                                    -    Hartford Leaders Elite
                                                                         Outlook Variable
                                                                         Annuity Contract

                                                                    -    Hartford Leaders
                                                                         Solution Variable
                                                                         Annuity Contract

                                                                    -    Hartford Leaders
                                                                         Solution Plus Variable
                                                                         Annuity Contract

                                                                    -    Hartford Leaders
                                                                         Solution Outlook

                                                                    -    Hartford Leaders
                                                                         Vision Variable
                                                                         Annuity Contract

                                                                    -    Huntington Hartford
                                                                         Leaders Outlook

                                                                    -    Classic Hartford
                                                                         Leaders Outlook

                                                                    -    Stag Accumulator
                                                                         Variable Universal
                                                                         Life Policy

                                                                    -    Stag Protector
                                                                         Variable Universal
                                                                         Life Policy

                                                                    -    Stag Last Survivor II

                                   SCHEDULE B

-    AIM VARIABLE INSURANCE FUNDS
     SERIES I SHARES
        AIM V.I. Aggressive Growth Fund
        AIM V.I. Basic Value Fund
        AIM V.I. Blue Chip Fund
        AIM V.I. Capital Appreciation Fund
        AIM V.I. Government Securities Fund
        AIM V.I. High Yield Fund
        AIM V.I. International Growth Fund
        AIM V.I. Mid Cap Core Equity Fund
        AIM V.I. Premier Equity Fund
        AIM V.I. Small Cap Equity Fund

-    AIM Logo and Design

                             LOGO COLORS

(A I M(SM) INVESTMENTS LOGO)   One Color - both the box and the word Investments
                               print black with a white Chevron and White AIM inside the box.

                               Two Colors - in printed versions of the logo, the preferred usage is always two color reproduction. The box prints in PMS 356 Green with Chevron and AIM white and with the word Investments printing Black.

(A I M(SM) INVESMENTS LOGO)    Four Color Process - the box prints Cyan 100%,
                               Magenta 0%, Yellow 100%, Black 20% to simulate
                               PMS 356 Green. The word Investments prints solid black.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. Unless otherwise specified, all defined terms shall have the same meaning given to them in the Agreement.

Effective Date: November 3, 2003.

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim A. Coppedge             By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim A. Coppedge             By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        HARTFORD LIFE INSURANCE COMPANY ON
                                        BEHALF OF ITSELF AND ITS ACCOUNTS


Attest:                                 By: /s/ David Levenson
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        HARTFORD LIFE AND ANNUITY INSURANCE
                                        COMPANY


Attest:                                 By: /s/ David Levenson
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


                                        HARTFORD SECURITIES DISTRIBUTION
                                        COMPANY, INC.


Attest:                                 By: /s/ David Levenson
        -----------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------